UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2010

PREMIER ENERGY CORP.
(Exact name of registrant as specified in its charter)

Florida	333-145569	20-8724818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14785 Preston Road, Suite 550, Dallas, Texas  75254
(Address of principal executive offices) (zip code)

972-789-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01Entry Into a Material Definitive Agreement
Item 2.01Completion of Acquisition or Disposition of Assets

On November 4, 2010, Premier Energy Corp. (the “Company”) entered into an agreement and release (the “Agreement”) with Auxerre Trading  Limited (“Auxerre”).  Pursuant to the Agreement, the Company disposed of its entire interest in its  subsidiary, Karbon CJSC (“Karbon”), a corporation organized under the laws of the Russian Federation, and Auxerre, owner of  107,406,000 shares of the Company’s  common stock (the “Auxerre Shares”),  representing approximately 51% ownership  of the Company’s  issued and outstanding common shares, returned the Auxerre Shares to the Company for cancellation.  Except for the fact that Auxerre was a shareholder of the Company prior to close, no material relationship exists between Auxerre and the Company and/or its affiliates, directors, officers or any associate of an officer or director.  In addition, Auxerre has released the Company from any claims that it may have and assumed all obligations, liabilities and losses of Karbon (“Existing Liabilities”) and agreed to indemnify the Company from any losses associated with the Existing Liabilities.

Item 9.01Financial Statements and Exhibits

(a) Financial Information of Business Acquired

Not applicable.

(b)Proforma Financial Information

Unaudited Condensed  Pro Forma Balance Sheet as of  June 30, 2010 (1)

Unaudited Condensed  Pro Forma Income  Statement  for the Six Months Ended June 30, 2010 (1)

Unaudited Condensed Pro Forma Income Statement for the year ended  December 31, 2009 (1)

Notes to Unaudited Condensed Combined Pro Forma Financial Statements (1)

(1)	Attached as Exhibit A following the signature page.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit No.	Description

10.1	Agreement and Release entered by and between Premier Energy Corp. and Auxerre Trading Ltd.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER ENERGY CORP.

Dated: November 18, 2010	By:	/s/ Dr. Anton Prodanovic
Name: Dr. Anton Prodanovic Title: Chief Executive Officer and Director
Title

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EXHIBIT A

Pro Forma Financial Information.

Unaudited Condensed  Pro Forma Balance Sheet as of  June 30, 2010

Unaudited Condensed  Pro Forma Income  Statement  for the Six Months Ended June 30, 2010

Unaudited Condensed Pro Forma Income Statement for the year ended  December 31, 2009

Notes to Unaudited Condensed Combined Pro Forma Financial Statements

On November 4, 2010, the Premier Energy Corp. (“Premier” or the “Company”) disposed of its entire interest in its  subsidiary, Karbon CJSC (“Karbon”) a  corporation organized under the laws of the Russian Federation, pursuant to an agreement and release dated November 4, 2010 by and between the Company and  Auxerre Trading  Limited (“Auxerre”), owner of  107,406,000 shares of the Company’s  common stock,  representing approximately 51% ownership  of the Company’s  issued and outstanding common shares.

Under the terms of the agreement, the Company shall transfer its  entire interest  in Karbon  to Auxerre for its 107,406,000 shares of the Company’s common stock.

As a result of the disposition the Company will have no significant operations.

The unaudited condensed pro forma statements of operations are presented reflecting the Company’s  condensed audited income statement for the year ended December 31, 2009,  the unaudited condensed income  statement  for the six-month period ended June 30, 2010 as if the disposition had occurred on January 1, 2009.  The unaudited condensed  pro forma balance sheet gives effect to the  disposition of Karbon as if the transaction had taken place on June 30, 2010.

The unaudited condensed  pro forma financial data and the notes thereto should be read in conjunction with  the Company’s historical financial statements. The unaudited condensed  pro forma financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited condensed pro forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the exchange transaction had actually occurred on the indicated date.

PREMIER ENERGY CORP. UNAUDITED PRO FORMA BALANCE SHEET
				Pro Forma
	Balance Sheet	Pro Forma		Balance Sheet
	June 30 2010	Adjustments	Notes	June 30 2010
ASSETS
Current Assets:
Cash	$11,604	$(104)	1	$11,500
Accounts and notes receivables, net	90,527	(90,527)	1	-
Inventories	113,242	(113,242)	1	-
Prepaid taxes and expenses	415,696	(415,696)	1	-
Prepaid and other assets	20,165	(20,165)	1	-
Total current assets	651,235			11,500

Property, Plant and Equipment:
Proven Oil and Gas properties	7,785,853	(7,785,853)	1	-
Less- accumulated depletion, depreciation and amortization	(3,860,772)	3,860,772	1	-
Other property, plant and equipment	98,093	(98,093)	1	-
Less- accumulated depreciation	(92,052)	92,052	1	-
	3,931,122			-
Deferred Income tax assets	57,889	(57,889)	1	-
TOTAL ASSETS	$4,640,246	(4,678,795)		$11,500

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Accounts Payable	1,069,928	(936,595)	1	132,333
Short term borrowings	656,892	(556,892)	1	106,000
Short term account payable under out-of-court settlement	84,801	(84,801)	1	-
Production taxes payable	445,571	(445,571)	1	-
	2,257,192			233,333

Long-Term Liabilities:
Asset retirement obligations	606,059	(606,059)	1	-
TOTAL LIABILITIES	2,863,251			233,333
STOCKHOLDERS' EQUITY
Preferred stock	-			-
Common Stock	21,260	(10,741)	2	10,519
Additional Paid-in Capital	10,503,677			10,503,677
Accumulated Deficit	(8,345,812)	(2,390,216)	1	(10,736,029)
Accumulated other comprehensive income	(402,130)	402,130	1	-
	1,776,995	391,389	-	(221,833)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,640,246	(4,628,745)		$11,500

See accompanying notes to unaudited condensed pro forma financial statements

PREMIER ENERGY CORP. UNAUDITED PRO FORMA INCOME STATEMENT SIX MONTHS ENDED JUNE 30 , 2010
				Pro Forma
	Six months ended	Pro Forma		June 30 2010
	June 30, 2010	Adjustments	Notes	Income Statement
Operating revenues:
Oil and gas production revenue	$201,432	(201,432)	1	$-
Operating expenses:				-
Oil and gas production expense	610,808	(610,808)	1	-
Mineral extraction tax	59,569	(59,569)	1	-
Depreciation, depletion and amortization	139,607	(139,607)	1	-
Taxes other that income taxes	27,161	(27,161)		-
Marketing and transportation expenses	146,163	(146,163)	1	-
General and administrative	149,879		1	149,879
	1,133,187			149,879
Operating loss	(931,756)			(149,879)
Other Income (Expense):
Currency translation gain/(loss)	(8,790)	8,790	1	-
Other Income	43,409	(43,409)	1	-
Interest expense	(51,489)	51,489	1	-
	(16,870)			-
Loss Before Provision for
Income Taxes	(948,625)			(149,879)
Benefit(Provision) for Income Tax	(4,317)	4,317	1	-
Net Loss	$(952,942)			(149,879)
Loss Per Share
Basic and diluted	$0.00			$(0.00)
Weighted Average Number of Shares Outstanding	212,600,000			105,194,000
See accompanying notes to unaudited condensed pro forma financial statements

PREMIER ENERGY CORP. UNAUDITED PRO FORMA INCOME STATEMENT YEAR ENDED DECEMBER 31, 2009
	Year ended December 31, 2009	Pro Forma Adjustments	Notes	Pro Forma Year Ended December 31, 2009

Operating revenues:
Oil and gas production revenue	$383,158	(383,158)	1	-
Operating expenses:				-
Oil and gas production expense	150,573	(150,573)	1	-
Mineral extraction tax	203,564	(203,564)	1	-
Depreciation, depletion and amortization	353,450	(353,450)	1	-
Taxes other that income taxes	57,417	(57,417)	1	-
Marketing and transportation expenses	205,290	(205,290)	1	-
General and administrative	536,991			536,991
	1,507,284			536,991
Operating loss	(1,124,126)		1	(536,991)
Other Income (Expense):			1
Currency translation gain/(loss)	(24,387)	24,387	1	-
Interest expense	(47,781)	47,781	1	-
	(72,168)			-
Loss Before Provision for Income Taxes	(1,196,294)			(536,991)
Benefit(Provision) for Income Tax	(8,869)	8,869		-
Net Loss	$(1,205,163)			$(536,991.00)
Loss Per Share
Basic and diluted	$(0.01)			$(0.01)
Weighted Average Number of Shares Outstanding	210,600,000			105,194,000
See accompanying notes to unaudited condensed pro forma financial statements

PREMIER ENRGY CORP..
NOTES TO CONDENSED PRO FORMA UNAUDITED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Financial Information

The Pro forma Unaudited Condensed Financial Statements have been prepared in order to present consolidated financial position and results of operations of the Company  as if the disposition of Karbon had occurred as of June 30, 2010 for the pro forma condensed consolidated balance sheet and to give effect to the disposition of Karbon, as if the transaction had taken place at January 1, 2009 for the pro forma condensed consolidated statement of income  for the  six  months ended June 30, 2010 and the year ended December 31, 2009.

The following pro forma adjustments are incorporated into the pro forma condensed consolidated balance sheet as of June 30, 2010 and the pro forma condensed consolidated income statement  for the six months ended June 30, 2010 and the year ended December 31, 2009, respectively.

(1) To record disposition of  Karbon assets and liabilities  to Auxerre and to give effect to elimination of revenues and direct expenses associated directly with Karbon operations

(2) To record receipt of 107,406,000 shares of Company’s common stock from Auxerre in connection with disposition of Karbon